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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 2008

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           New Jersey                  001-33088                  22-2956711
           ----------                  ---------                  ----------
(State Or Other Jurisdiction Of        (Commission              (IRS Employer
        Incorporation)                 File Number)          Identification No.)


                   135 Chestnut Ridge Road, Montvale, NJ 07645
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 476-9600
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 31, 2008, Ivivi Technologies, Inc. (the "Company") entered into an employment agreement with Steven M. Gluckstern to secure his service as Chairman of the Board (for so long as Mr. Gluckstern continues to be a member of the Board of Directors) and as President and Chief Executive Officer of the Company, and an amended and restated employment agreement with David Saloff to secure his continued service as Executive Vice President, Sales and Marketing, and Chief Business Development Officer and with Andre' DiMino to secure his service as Vice Chairman of the Board (for so long as Mr. DiMino continues to be a member of the Board of Directors) and as Executive Vice President, Manufacturing and Technology, and Chief Technical Officer of Employer (collectively, the "Employment Agreements"). In addition, the Company entered into an amendment to its employment agreement with Alan Gallantar, the Company's Chief Financial Officer, for the purpose of complying with Internal Revenue Code 409A (the "Gallantar Amendment"). A description of the Employment Agreements and the Gallantar Amendment is contained in Item 5.02 below, which is incorporated into this Item 1.01 by reference.

ITEM 5.02 DEPARTURE OF CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On December 31, 2008, the Company entered into an employment agreement with Steven M. Gluckstern to secure his service as Chairman of the Board (for so long as Mr. Gluckstern continues to be a member of the Board of Directors) and as President and Chief Executive Officer, and amended and restated employment agreements with (i) David Saloff to secure his continued service as Executive Vice President, Sales and Marketing, and Chief Business Development Officer and
(ii) Andre' DiMino to secure his service as Vice Chairman of the Board (for so long as Mr. DiMino continues to be a member of the Board of Directors) and as Executive Vice President, Manufacturing and Technology, and Chief Technical Officer of Employer (collectively, the "Employment Agreements"). Mr. DiMino's new employment agreement still permits him to provide certain levels of service to ADM Tronics Unlimited Inc., but requires him to devote at least a majority of his business time towards providing service to the Company.

            Each of the Employment Agreements has a term that expires on November 30, 2011; provided, that unless the Company or an executive gives written notice to the other party at least 120 days prior to the expiration of the then-current term, the then-current term shall be automatically extended for additional one-year periods.

            The Employment Agreement with Mr. Gluckstern provides for a minimum annual salary of $100,000 and a target annual bonus opportunity of 150% of annual salary. The Employment Agreement with Mr. Saloff provides for a minimum annual salary of $225,000, a target annual bonus opportunity of 75% of annual salary, and payments relating to personal benefits and perquisites of such type that he determines not to exceed $15,000 per year. The Employment Agreement with Mr. DiMino provides for a minimum annual salary of $225,000, a target annual bonus opportunity of 75% of annual salary, and payments relating to personal benefits and perquisites of such type that he determines not to exceed $25,000 per year.


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         The Employment Agreements provide for certain severance benefits in the event of a termination of the executive's employment by the Company other than for Cause, or by the executive for Good Reason. Mr. Gluckstern's severance benefits include a payment equal to 200% of the sum of his then current annual base salary plus his most recent bonus (or target bonus if no bonus has yet been paid), plus reimbursement for medical insurance premiums for a period of 18 months. In addition, Mr. Gluckstern's unvested equity grants will become fully vested. Mr. Gluckstern will also receive such cash payment, and the vesting of equity grants, in the event of death or Disability. Messrs. Saloff's and DiMino's severance benefits include a payment equal to 200% of the sum of his then current annual base salary plus most recent bonus paid (or if termination is after March 31, 2009 and no bonus with respect to the fiscal year then ending has been paid, the amount of such bonus declared by the Company's Board of Directors prior to termination or if such bonus has not been declared by the Company's Board of Directors prior to termination, the target bonus for such fiscal year), plus a pro rata bonus payment for the year in which the termination occurs, plus an additional amount equal to $15,000 for Mr. Saloff, and $25,000 for Mr. DiMino. In addition, the executive will be entitled to reimbursement for medical insurance premiums for a period of 18 months, and all unvested equity grants will become fully vested. Messrs. Saloff and DiMino will also receive such cash payment, and the vesting of equity grants, in the event of death or Disability. In addition, Mr. DiMino may resign from employment for any reason or no reason, no earlier than January 31, 2009 and no later than July 31, 2010, and be entitled to receive a severance payment equal to 200% of the sum of base salary plus target bonus, plus $25,000, and receive vesting of unvested equity awards granted prior to the date of the new employment agreement.

            For purposes of the Employment Agreements, the following terms have the following meanings:

            "Cause" means, generally, the executive's (i) conviction of, plea of guilty or nolo contendre to, or confession of guilt of, a felony, (ii) commission of a fraudulent, illegal or dishonest act (which dishonest act result in material damage to the Company) in respect of the Company or any of its affiliates or subsidiaries, (iii) willful misconduct or gross negligence that reasonably could be expected to be injurious in the reasonable discretion of the Company to the business, operations or reputation of the Company or any of its affiliates or subsidiaries (monetarily or otherwise), (iv) material violation of the Company's policies or procedures in effect from time to time, (v) after a written warning and a reasonable opportunity to cure non-performance, continued failure to perform the executive's duties as assigned, in accordance with the terms of the employment agreement, to the executive from time to time, or (vi) other material breach of the employment agreement.

         "Good Reason" means, generally, in the absence of the consent of the executive (i) the failure of the Company or its successor to pay any amounts due to the executive or to fulfill any other material obligations under the employment agreement (ii) action by the Company or its successor that results in a material diminution in the executive's title, position, authority or duties;
(iii) any material reduction in the amount of D&O liability insurance coverage (does not apply to Mr. Saloff); or (iv) the Company's determination not to extend the employment agreement. For Messrs. Saloff and DiMino, Good Reason also includes a relocation of the offices of the Company or its successor (for Mr. DiMino, by increasing his commute more than 10 additional miles, and for Mr. Saloff, by making a material change to the geographic location of his office). For Mr. DiMino, Good Reason also includes the occurrence of a (a) a merger or consolidation of the Company with or into any other corporation, entity or person; or (b) a sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all the Company's outstanding securities or all or substantially all the Company's assets (excluding a Related Party Transaction); provided, however, that, in connection with such event, the holders of common stock of Employer receive aggregate consideration, upon the closing, of at least $100 million.

         "Disability" means, generally, the executive's physical or mental disability that prevents the executive from performing his duties for a period of at least 120 consecutive days in any 12-month period or 150 non-consecutive days in any 12-month period.

         "Related Party Transaction means, generally, a merger or consolidation in which the holders of our common stock immediately prior to the merger hold at least a majority of the shares of our common stock in the successor corporation immediately after the merger; a sale, lease, exchange or other transaction in one transaction or a series of related transactions of all or substantially all our assets to a wholly-owned subsidiary of the Company; a mere reincorporation of the Company; or a transaction for the sole purpose of creating a holding company.

         During the term of the Employment Agreements and for a period of 24 months thereafter, subject to applicable law, the executives will be subject to restrictions on competition with us and restrictions on the solicitation of our customers and executives. For all periods during and after the term, the executives will be subject to nondisclosure and confidentiality restrictions relating to our confidential information and trade secrets.


                                       3
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         In connection with entering into the Employment Agreements, each executive is entitled to receive grants of equity incentive awards as described below.

         For Mr. Gluckstern, subject to and following the approval of the shareholders of the Company of a new equity incentive plan which is expected to be submitted to the Company's shareholders at its next annual meeting, Mr. Gluckstern willl be granted restricted shares of our common stock ("Restricted Shares") on the terms and conditions described in the employment agreement (the "Stock Grants") and upon such additional terms and conditions determined by the Compensation Committee (the "Committee").

         The Stock Grants shall be comprised of (i) a grant of 500,000 Restricted Shares that vest over three years subject to the executive's continued employment with the Company, (ii) a grant of 1,000,000 Restricted Shares that vest only if the market capitalization of the Company reaches certain pre-established targets set forth in the employment agreement and (iii) a grant of 2,000,000 Restricted Shares (subject to adjustment) that vest only if the Company successfully completes a financing or series of financings up to an aggregate amount up to $20 million (each a "Financing" and collectively, the "Financings") prior to the second anniversary of the employment agreement (i.e., the number of Restricted Shares shall be equitably adjusted in connection with Financings such that the number of shares of common stock that may be received by the executive will equal up to 10% of the outstanding common stock of the Company as set forth in the employment agreement). In the event that the shareholders do not approve a new equity plan that can facilitate the Stock Grants, the Company will provide the executive with an alternative incentive compensation award or arrangement, to be determined by the Committee, that provides the after-tax economic equivalent of the Stock Grants, which alternative arrangement shall be subject to Employee's reasonable consent and approval.

         Mr. Saloff will be granted equity incentive awards during the fiscal years ending March 31, 2009, 2010 and 2011 as determined by the Committee. The 2009 grant will have a value at the time of grant, as determined by the Committee, equal to 75% of his then current annual base salary. The 2010 and 2011 grants will have a value at the time of grant equal to 50% of this then current annual base salary. With respect to each grant, 50% of the grant will vest over time subject to his continued employment with the Company, and 50% will vest subject to the attainment of pre-established performance goals established by the Committee.

         Mr. DiMino will be granted equity incentive awards upon the execution of his employment agreement (the "Initial Grant"), as well as during the fiscal years ending March 31, 2009, 2010 and 2011 as determined by the Committee. The Initial Grant will be an option to purchase 261,918 shares of our common stock with an exercise price equal to the fair market value of a share of our common stock as of the date of grant. The 2009 grant will have a value as of the date of grant, as determined by the Committee, equal to 75% of his then current annual base salary. The 2010 and 2011 grants will have a value as of the date of grant equal to 50% of this then current annual base salary. With respect to each grant other than the Initial Grant, 50% of the grant will vest over time subject to his continued employment with the Company, and 50% will vest subject to the attainment of pre-established performance goals established by the Committee.

         The Committee retained the services of Compensation Resources, Inc. to advise it with respect to the determining reasonable and appropriate levels of compensation and terms and conditions applicable to the Employment Agreements. In addition, Compensation Resources, Inc. will work with the Committee to determine the performance criteria for future grants to the executive officers.

         In addition, the Company entered into an amendment to its employment agreement with Alan Gallantar, the Company's Chief Financial Officer, for the purpose of complying with Internal Revenue Code 409A (the "Gallantar Amendment").
         The description of the Employment Agreements and the Gallantar Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, copies of which are being filed as exhibits to this Current Report on Form 8-K..


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (d)    Exhibits

         10.1. Employment Agreement, dated December 31, 2008, between Ivivi Technologies, Inc. and Steven M. Gluckstern.

         10.2. Amended and Restated Employment Agreement, dated December 31, 2008, between Ivivi Technologies, Inc. and Andre' DiMino.

         10.3. Amended and Restated Employment Agreement, dated December 31, 2008, between Ivivi Technologies, Inc. and David Saloff.

         10.4 Amendment dated December 31, 2008 to Employment Agreement dated July 13, 2006, between Ivivi Technologies, Inc. and Alan Gallantar.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IVIVI TECHNOLOGIES, INC.


                                       By: /s/ Steven Gluckstern
                                           -------------------------------------
                                           Name: Steven Gluckstern
                                           Title: CEO, President and Chairman of
                                                  the Board


Date:    January 2, 2009